                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        FRIEDMAN INDUSTRIES, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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

                       FRIEDMAN INDUSTRIES, INCORPORATED

                             ---------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             ---------------------

To the Shareholders of Friedman Industries, Incorporated:

     The Annual Meeting of Shareholders of Friedman Industries, Incorporated (the "Company") will be held at the offices of Fulbright & Jaworski L.L.P., 1301 McKinney, 51st Floor, Houston, Texas, on August 21, 1998, at 11:00 a.m. (local time), for the following purposes:

          (1) To elect a board of eight directors for the ensuing year.

          (2) To transact such other business as may properly come before the meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on July 10, 1998, as the record date for the determination of shareholders entitled to receive this notice and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors,

                                                        BEN HARPER
                                                        Secretary

July 31, 1998
Houston, Texas

                                   IMPORTANT

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                       FRIEDMAN INDUSTRIES, INCORPORATED
                        -------------------------------

                                PROXY STATEMENT
                        -------------------------------

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 21, 1998

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Friedman Industries, Incorporated (the "Company"), 4001 Homestead Road, Houston, Texas 77028 (telephone number 713-672-9433) to be used at the Annual Meeting of Shareholders to be held on Friday, August 21, 1998 (the "Annual Meeting"), at the offices of Fulbright & Jaworski L.L.P., 1301 McKinney, 51st Floor, Houston, Texas, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as directed therein, unless revoked in the manner provided hereinafter. As to any matter for which no choice has been specified in a proxy, the shares represented thereby will be voted by the persons named in the proxy (i) for the election as director of the nominees listed herein; and (ii) in the discretion of such persons, in connection with any other business that may properly come before the meeting. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time before it is exercised pursuant to either the shareholder's execution and return of a subsequent proxy or the shareholder's voting in person at the Annual Meeting.

     At the close of business on July 10, 1998, there were 6,818,999 shares of Common Stock, $1.00 par value, of the Company ("Common Stock") outstanding. Holders of record of the Common Stock on such date will be entitled to one vote per share on all matters to come before the Annual Meeting.

     The holders of a majority of the total shares of Common Stock issued and outstanding on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Any unvoted position in a brokerage account will be considered as not voted and will not be counted toward fulfillment of quorum requirements. The shares held by each shareholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the Annual Meeting.

     The enclosed form of proxy provides a means for shareholders to vote for all of the nominees for director listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. The withholding of authority by a shareholder will have no effect on the results of the election of those nominees for whom authority to vote is withheld because the Company's bylaws provide that directors are elected by a plurality of the votes cast.

     The Company's Annual Report to Shareholders for the year ended March 31, 1998, including financial statements, is enclosed with this proxy statement. The Annual Report to Shareholders does not constitute a part of the proxy soliciting materials. This proxy statement is being mailed on or about July 31, 1998, to shareholders of record as of July 10, 1998.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The persons who are elected directors will hold office until the next Annual Meeting of Shareholders and until their successors are elected and shall qualify. The Board of Directors currently consists of seven members. On June 8, 1998, the Board of Directors increased the number of directorships from seven to eight.

     It is intended that the persons named in the enclosed proxy will vote for the election of the eight nominees named below. The management of the Company does not contemplate that any of such nominees will become unavailable to serve as a director. However, should any nominee be unable to serve as a director or become unavailable for any reason, proxies which do not withhold authority to vote for that nominee may be voted for another nominee to be selected by management.

     The following table sets forth the names of the nominees for election to the Board of Directors, the principal occupation or employment of each of the nominees, the period during which each nominee has served as a director of the Company and the age of each nominee:

                                                PRINCIPAL OCCUPATION AND
                                              BUSINESS EXPERIENCE FOR MORE           DIRECTOR
              NOMINEE                           THAN THE LAST FIVE YEARS              SINCE          AGE
              -------                           ------------------------              -----          ---
 Jack Friedman.....................  Chairman of the Board and Chief Executive         1965           77
                                       Officer of the Company
 Harold Friedman...................  Vice Chairman of the Board                        1965           68
 William E. Crow...................  President and Chief Operating Officer of the        --           51
                                       Company
 Charles W. Hall...................  Partner, Fulbright & Jaworski L.L.P.,             1974           68
                                     Attorneys,
                                       Houston, Texas
 Alan M. Rauch.....................  President, Ener-Tex International Inc.            1980           63
                                     (oilfield equipment sales), Houston, Texas
 Hershel M. Rich...................  Private investor and business consultant,         1979           73
                                     Houston, Texas
 Henry Spira.......................  Retired, former Vice President of the Company     1965           93
 Kirk K. Weaver....................  President, Parkans International, L.L.C.          1981           53
                                     (recycling services), Houston, Texas since
                                       1996; also Chairman of the Board and Chief
                                       Executive Officer, LTI Technologies, Inc.
                                       (technical services), Houston, Texas

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the Securities Exchange Act of 1934 (the "Exchange Act"), the Company's directors, executive officers and 10% shareholders must report to the Securities and Exchange Commission certain transactions involving Common Stock. Based solely on a review of the copies of the reports required pursuant to
Section 16(a) of the Exchange Act that have been furnished to the Company and written representations that no other reports were required, the Company believes that these filing requirements have been satisfied for the fiscal year ended March 31, 1998 except that each of Messrs. J. Friedman and Spira did not timely file a report regarding shares donated to charitable organizations, Ted Henderson, a Vice President of the Company, did not timely file a report regarding a stock purchase and Alan M. Rauch did not timely file a report regarding shares donated to a family trust.

DIRECTOR FEES

     With the exception of directors who are employees of the Company, directors are paid $500 per quarter and receive annually 400 shares of Common Stock. In addition, audit committee members receive $500 for each committee meeting attended. Directors who are employees of the Company receive no compensation for serving as director.

BOARD OF DIRECTORS AFFILIATIONS

     Messrs. Harold Friedman and Jack Friedman are brothers and the nephews of Mr. Spira. Mr. Hall is a partner with Fulbright & Jaworski L.L.P., legal counsel for the Company.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     During fiscal 1998, the Board met six times including telephonic meetings. Messrs. J. Friedman, H. Friedman, Hall and Spira attended all of the meetings. Messrs. Rich and Weaver attended five of the meetings, and Mr. Rauch attended four of the meetings.

     The Board of Directors has an audit committee which consists of Messrs. Hall, Rauch and Weaver. The audit committee discusses with the independent accountants and management the scope of the audit examinations, reviews with the independent accountants the audit budget, receives and reviews the audit report submitted by the independent accountants, reviews with the independent accountants internal accounting and control procedures and recommends independent accountants for appointment as auditors. The audit committee met one time in fiscal 1998. Messrs. Hall, Rauch and Weaver attended the meeting.

     The Board of Directors has a compensation committee composed of Messrs. Rich, Rauch and Weaver. The compensation committee considers and recommends for approval by the Board of Directors adjustments to the compensation of the executive officers of the Company and the implementation of any compensation program. The compensation committee did not meet in fiscal 1998.

     The Board of Directors has a stock option committee composed of Messrs. Rauch and Rich for the purpose of administering any stock option or stock plan of the Company pursuant to terms of such plans. The stock option committee did not meet in fiscal 1998.

     The Board does not have a nominating committee. Board of Directors nominees are proposed by management.

                             EXECUTIVE COMPENSATION

REMUNERATION OF OFFICERS

     The following table sets forth the aggregate amount of remuneration paid by the Company for the three fiscal years ended March 31, 1998, 1997, and 1996 to each of the Company's five most highly compensated executive officers, including the Chief Executive Officer (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                      ANNUAL          ------------       ALL
                                                                   COMPENSATION        SECURITIES       OTHER
                                                                -------------------    UNDERLYING      COMPEN-
                     NAME AND                                    SALARY    BONUS(1)   OPTIONS/SARS    SATION(3)
                PRINCIPAL POSITION                     YEAR       ($)        ($)         (#)(2)          ($)
                ------------------                   --------   --------   --------   ------------    ---------
Jack Friedman                                          1998     110,000    103,183       --                2,188
Chairman of the Board and Chief Executive Officer      1997     110,000     87,293       --                2,188
                                                       1996     110,000     68,586       --                2,320
Harold Friedman                                        1998     106,700    103,183       --               16,453(4)
Vice Chairman of the Board                             1997     106,700     87,293       --               16,453(4)
                                                       1996     106,700     68,586       --               16,585(4)
William E. Crow                                        1998      79,000    151,775       --                2,188
President and Chief Operating Officer                  1997      79,000    127,940      100,000            2,188
                                                       1996      71,500     82,897       --                2,320
Ben Harper                                             1998      71,500    127,479       --                2,188
  Senior Vice President -- Finance and                 1997      71,500    107,617      100,000            2,188
  Secretary/Treasurer                                  1996      67,125     75,741       --                2,320
Thomas Thompson                                        1998      71,500    127,479       --                2,188
  Senior Vice President -- Sales and Marketing         1997      71,500    107,617      100,000            2,188
                                                       1996      67,125     75,741       --                2,320

------------

(1) Includes performance and Christmas bonuses both of which are paid at the discretion of the Board of Directors.

(2) Does not include any anti-dilution adjustments as a result of the 5% stock dividends paid by the Company in May 1996, 1997 and 1998.

(3) Reflects payments made to the Company's profit sharing plan for the benefit of each officer Named Executive Officer.

(4) Includes $14,265 paid in each of 1998, 1997 and 1996 as premiums under a life insurance policy covering the life of Harold Friedman. Under the terms of the policy, in the event of his death, the Company will receive the cash surrender value of the policy and the remaining proceeds will be paid to the beneficiaries designated by Harold Friedman.

     The following chart summarizes certain information relating to options exercised by the Named Executive Officers during the year ended March 31, 1998 as well as the value of options held by the Named Executive Officers at March 31, 1998.

        AGGREGATED OPTION/SAR EXERCISE IN FISCAL 1998 AND VALUE TABLE AT
                                 MARCH 31, 1998

                                                                                      VALUE OF UNEXERCISED
                                 SHARES                  NUMBER OF UNEXERCISED            IN-THE-MONEY
                                ACQUIRED     VALUE          OPTIONS/SARS AT               OPTIONS/SARS
                                   ON       REALIZED         MARCH 31, 1998           AT MARCH 31, 1998(2)
             NAME               EXERCISE      ($)            EXERCISABLE(1)                EXERCISABLE
             ----               --------    --------  ----------------------------  -------------------------
Jack Friedman                      --          --                  --                      --
Harold Friedman                    --          --                  --                      --
William E. Crow                    --          --               112,739                     $310,311
Ben Harper                       8,821       41,060             111,755                     $275,557
Thomas Thompson                    --          --               111,755                     $275,557

---------------

(1) Reflects the effects of anti-dilution adjustments as a result of the 5% stock dividends paid by the Company in May 1996, 1997 and 1998.

(2) Based on the closing price of the Common Stock on March 31, 1998, as a reported by the American Stock Exchange, Inc.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
               WITH RESPECT TO COMPENSATION OF EXECUTIVE OFFICERS

     Historically, the profits of the Company have been a principal factor in determining the compensation of the Company's executive officers. The Committee believes that the Company's net profit constitutes a significant measure of the performance of the Company and should have a significant effect on executive officer compensation. Accordingly, each of the Company's executive officers, including the Chief Executive Officer, receives a base salary that the Committee believes is modest in comparison to salaries received by persons holding similar offices with other publicly held companies, plus a quarterly cash bonus based on a percentage of the Company's quarterly net income. No increases in the Chief Executive Officer's or any executive officer's base salary or bonus percentage were made during fiscal 1998.

     The Committee also believes that it is important for the Company's senior executive officers to have a significant equity interest in the Company in order to further align their interests with those of the Company's shareholders and, therefore, compensation in the form of equity securities is appropriate. Accordingly, the Company maintains various stock option plans in which its executive officers, other than the Chief Executive Officer and Vice Chairman of the Board, and other key employees participate. Because the Chief Executive Officer and Vice Chairman already have significant equity interests in the Company, the Committee believes that their interests are already aligned with those of the Company's shareholders, and, therefore, compensation solely in the form of cash, rather than cash and equity securities, is appropriate.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a limitation on deductions that can be taken by a publicly held corporation for compensation paid to certain of its executive officers. Under Section 162(m), a deduction is denied for compensation paid in a tax year beginning on or after January 1, 1994, to the Company's executive officers to the extent that such compensation exceeds $1 million per individual. Stock option grants pursuant to the Company's employee benefit plans may be exempt from the deduction limit if certain requirements are met.

     The Committee has considered the effect of Section 162(m) on the Company's existing compensation program. Although certain grants of stock options to the Company's executive officers may not be exempt from the Section 162(m) deduction limitation, the Committee believes that for the foreseeable future, the compensation received by its covered executives will be within the limits of deductibility.

July 24, 1998
                                   Alan M. Rauch
                                   Hershel M. Rich
                                   Kirk K. Weaver

PERFORMANCE GRAPH

     The following graph compares the percentage change in the Company's cumulative total shareholder return on the Common Stock with the total cumulative return on the American Stock Exchange Market Value Index ("MVI") and the Standard & Poor's Industrial Index ("SPIN") for each fiscal year indicated. The graph is based on the assumption that $100 is invested in the Common Stock of the Company, the MVI and the SPIN on the last day of fiscal 1993 and that all dividends are reinvested.

                     COMPARISON OF 5 YEAR CUMULATIVE RETURN

                                                                        American
                                                                         Stock           Standard &
                                                      Friedman          Exchange           Poor's
               Measurement Period                   Industries,       Market Value       Industrial
             (Fiscal Year Covered)                  Incorporated         Index             Index
1993                                                        100.00            100.00            100.00
1994                                                        153.54            104.65            100.67
1995                                                        165.81            109.68            115.26
1996                                                        159.36            134.94            147.15
1997                                                        261.63            137.20            171.78
1998                                                        351.71            181.53            247.68

     The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A and 14C under the Securities Exchange Act of 1934 or to the liabilities of Section 18 under such Act.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information concerning the beneficial ownership of Common Stock by each director, nominee for director, named executive officer and officers and directors as a group and persons who owned of record more than 5% of the Common Stock as of June 30, 1998:

                                                             AMOUNT AND NATURE          PERCENTAGE
                                                               OF BENEFICIAL             OF SHARES
                           NAME                                OWNERSHIP(A)             OUTSTANDING
                           ----                              -----------------          -----------
Jack Friedman..............................................      1,115,121                     16.4%
  P.O. Box 21147
  Houston, Texas 77226
Harold Friedman............................................      1,172,602                     17.2%
  P.O. Box 21147
  Houston, Texas 77226
Dimensional Fund Advisors Inc..............................        435,477(b)                   6.4%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401
Henry Spira................................................        239,150                      3.5%
Charles W. Hall............................................          3,708                        *
Alan M. Rauch..............................................         18,491                        *
Hershel M. Rich............................................         48,581(c)                     *
Kirk K. Weaver.............................................          4,110                        *
William E. Crow............................................        148,706(d)                   2.1%
Ben Harper.................................................        150,080(d)                   2.2%
Thomas Thompson............................................        134,357(d)(c)                1.9%
Officers and directors as a group (12 persons).............      3,086,313(c)(e)               43.0%

------------

 *  Less than 1%.

(a) Based upon information obtained from the officers, directors, director nominees and beneficial owners. Includes all shares beneficially owned according to the definition of "beneficial ownership" in the rules promulgated under to the Securities Exchange Act of 1934. Except as otherwise indicated, the indicated person has sole voting and investment power with respect to the shares. To the Company's knowledge, the only other record owner of Common Stock having more than 5% of the voting power of such class of security is Cede & Co. The Company is informed that Cede & Co. is a nominee name for The Depository Trust Company, a stock clearing corporation. The shares of Common Stock held by Cede & Co. are believed to be held for the accounts of various brokerage firms, banks and other institutions, none of which, to the Company's knowledge, owns beneficially more than 5% of the Common Stock except as described above.

(b) Based upon information contained in a Schedule 13G dated February 9, 1998, and otherwise received from the listed owner, Dimensional Fund Advisors Inc. ("Dimensional"). Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 435,477 shares of the Company's Common Stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(c) Does not include 22,310 shares and 4,028 shares beneficially owned and voted by the spouses of Mr. Rich and of Mr. Thompson, respectively, as to which shares beneficial ownership is disclaimed.

(d) Includes 112,739 shares, 111,755 shares and 111,755 shares for Messrs. Crow, Harper and Thompson, respectively, all of which are subject to issuance upon the exercise of stock options within 60 days.

(e) Includes 358,412 shares that are subject to issuance upon the exercise of stock options within 60 days.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Ernst & Young LLP served as the Company's independent accountants for the 1998 fiscal year and has been recommended by the audit committee to so serve for the current year. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, shall have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                           PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be included in the Company's proxy statement and form of proxy for the 1999 Annual Meeting of Shareholders must be received at the Company's principal offices at 4001 Homestead Road, Houston, Texas 77028 on or before April 2, 1999.

                                    GENERAL

     Management knows of no other matter to be presented at the meeting. If any other matter should be presented upon which a vote may properly be taken, it is intended that shares represented by the proxies in the accompanying form will be voted with respect thereto in accordance with the best judgment of the person or persons voting such shares.

     The cost of solicitation of proxies in the accompanying form will be paid by the Company. In addition to solicitation by use of the mails, certain directors, officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interviews.

                                          By Order of the Board of Directors,

                                                        BEN HARPER
                                                        Secretary
July 31, 1998

                       FRIEDMAN INDUSTRIES, INCORPORATED

            PROXY - ANNUAL MEETING OF SHAREHOLDERS - AUGUST 21, 1998 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Friedman Industries, Incorporated (the "Company") hereby appoints Jack Friedman and Harold Friedman, and each of them, proxies of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Fulbright &
Jaworski L.L.P., 1301 McKinney, 51st Floor, Houston, Texas, on August 21, 1998, at 11:00 a.m. (local time), and at any adjournment thereof, the number of votes which the undersigned would be entitled to cast if personally present.



                   (continued and to be signed on other side)

[X] Please mark your
    votes as in this
    example.


                     FOR all nominees
                     listed at right             WITHHOLD AUTHORITY
                   (except as marked to      to vote for all nominees
1. Election of      the contrary below           listed at right
   Directors              [ ]                          [ ]

                                                           Nominees: J. Friedman
                                                                     H. Friedman
                                                                     W. Crow
                                                                     H. Spira
                                                                     K. Weaver
                                                                     A. Rauch
                                                                     H. Rich
                                                                     C. Hall

(INSTRUCTIONS: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list at right.)


2. In their discretion the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment thereof.

     For additional disclosure, please see the Notice of Annual Meeting of Shareholders and the Proxy Statement each dated July 31, 1998 relating to such meeting, receipt of which is hereby acknowledged.

     Unless otherwise directed by the shareholder, this proxy will be voted for the director nominees listed above. Any proxy or proxies heretofore given by the undersigned are hereby revoked.

     If your address below is incorrect, please make necessary changes on this proxy.

     Please sign below and return in the enclosed envelope.



Signature of Shareholder(s)__________________________ DATE _______________, 1998
NOTE: Please sign your name here exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as it appears hereon.